UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Peet’s Coffee & Tea, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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Filed by: Peet’s Coffee & Tea, Inc.

Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Peet’s Coffee & Tea, Inc.

Commission File No. 000-32233

This Schedule 14A filing consists of the following documents relating to the proposed acquisition of Peet’s Coffee & Tea, Inc. (the “Company”) pursuant to the terms of an Agreement and Plan of Merger, dated July 21, 2012, by and among the Company, JAB Holdings BV, a Dutch Besloten Vennootschap met beperkte aansprakelijkheid, and Panther Merger Co., a Washington corporation and an affiliate of JAB (the “Merger Agreement”):

(i) Letter dated July 23, 2012 from Patrick J. O’Dea, President and Chief Executive Officer of the Company, to Employees, including the joint press release of the Company and JAB Holdings BV, dated July 23, 2012;

(ii) Employee FAQ;

(iii) Talking Points for use in Town Hall employee meetings, department meetings and field conference calls;

(iv) Customer FAQ; and

(v) Talking Points for use with customers, “We Proudly Brew” accounts and licensees.

The Company distributed the foregoing materials (collectively referred to below as the “Communications Materials”), including by posting to the Company’s internal website, beginning July 23, 2012.

Cautionary Statement Regarding Forward-Looking Statements

The Communications Materials contain forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the Company makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties, and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in the Communications Materials include, among others: uncertainties as to the timing of the acquisition; the possibility that competing offers will be made; the possibility that various closing conditions for the acquisition may not be satisfied or waived, including that a governmental entity may prohibit or refuse to grant approval for the consummation of the acquisition; general economic and business conditions; and other factors. Additional risks are described in the Company’s Annual Report on Form 10-K for the year ended January 1, 2012 and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in the Communications Materials, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It

In connection with the proposed merger, Peet’s Coffee & Tea, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Peet’s, 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations or by calling (510) 594-2100.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(i)

Dear Fellow Peetniks,

Following this letter you will find a press release we issued early this morning announcing that Peet’s has entered into an agreement to be acquired by Joh A. Benckiser (JAB) for $73.50 per share, in an all-cash transaction that values Peet’s at approximately $1 billion.

I want to share with you a little bit about what this means, and doesn’t mean, for our company and all our people as we move forward in the days, months and years ahead.

First, I’d like to share a little background on JAB and what attracted them to Peet’s. JAB is a privately held group directed by three key principals and little more than a handful of supporting professionals who reside in the US and Europe. JAB owns and invests in, premium quality consumer brands taking a very long term view. JAB does not operate businesses they own or invest in. Instead each business is operated independently by its respective management team. JAB’s portfolio includes a majority stake in Coty Inc., a global leader in beauty, and a minority stake in Reckitt Benckiser Group PLC, a global leader in health, hygiene and home products. They also own Labelux, a luxury goods company with brands like Jimmy Choo, Bally and Belstaff.

After diligently reviewing our business, including visits to our roasting facility, retail stores, grocery stores and meeting with the company’s management team, JAB came away impressed with, among other things: 1) the company’s unyielding commitment over many years to its vision, mission, values and passion for coffee and tea; 2) the extraordinary efforts of all of you over the last decade to build the systems and infrastructure to expand and grow Peet’s without compromise and; 3) the resulting strength and premium quality position of the Peet’s brand in the marketplace.

While Peet’s will return to private ownership at the close of this transaction, our values, beliefs, and commitment to craft coffees and teas of distinguished quality will remain, with the full support of our new owners. Peet’s management team will continue to lead the company. Our home office will stay right here in Emeryville and our LEED® Gold certified facility stays in Alameda. And, most importantly, we need all of you in order to realize the full potential of pursuing our vision and mission in accordance with our values.

I’m sure you have many questions. Today we will be coordinating a series of communications including but not limited to town hall meetings at the home office and roasting facility, conference calls with retail field leaders and store managers, the direct store delivery (DSD) field sales organization, and other remotely located employees in our foodservice and office businesses. We will also share responses to frequently asked questions on the portal and via email. Last but not least, I, and the entire leadership team, will be especially present and available to you in the coming days to answer questions or thoughts you might have.

In closing, I’d like to leave you with two important personal thoughts so they do not get lost in the excitement of the day. First, you should be immensely proud that you have built Peet’s into such a valuable company by focusing on doing things the right way. This is our value of prosperity, the belief in the principle of abundance, that as we grow we enrich the lives of all those we touch, from the farmer growing our coffee, to our own people scooping or delivering it, to the Peet’s shareholder who entrusted us with their hard earned money. You’ve done well.

My second thought, and equally important… the best is yet to come.

Patrick J. O’Dea

President and CEO

PEET’S COFFEE & TEA, INC. TO BE ACQUIRED BY

JOH. A. BENCKISER FOR $73.50 PER SHARE IN CASH

Peet’s to Become Private in a Transaction Valued at $1 Billion

EMERYVILLE, Calif., July 23, 2012 – Peet’s Coffee & Tea, Inc. (NASDAQ: PEET) and Joh. A. Benckiser (“JAB”) today announced that they have entered into a definitive agreement under which JAB will acquire Peet’s for $73.50 per share in cash, or a total of approximately $1 billion. The agreement, which has been unanimously approved by the Peet’s Board of Directors, represents a premium of approximately 29% over Peet’s closing stock price on July 20, 2012.

At the close of the transaction, Peet’s will be privately owned and will continue to be operated by the company’s current management team and employees. Peet’s Coffee & Tea, founded in Berkeley, CA in 1966 by Alfred Peet, will remain based in the San Francisco Bay Area, with its home office in Emeryville and its LEED® (Leadership in Energy and Environmental Design) Gold Certified roast-to-order facility in Alameda.

“We are very excited about this next chapter in Peet’s rich history,” said Patrick O’Dea, President and CEO of Peet’s. “Over many years we’ve demonstrated an unyielding commitment to craft coffees and teas of uncompromised quality. This commitment is what has distinguished the Peet’s brand among all others and will continue to guide us as we go forward.”

Jean-Michel Valette, Chairman of the Board of Peet’s, added, “In my experience it is rare to find a company and a brand as special as Peet’s. We are pleased that JAB recognizes this and that Peet’s existing shareholders will be rewarded with significant value.”

“At JAB, we are committed to owning and investing in companies with strong, premier-quality brands and great people whose values we share,” said Bart Becht, Chairman of JAB. “Peet’s is just such a company and we look forward to preserving the company’s culture and core values, while supporting management’s vision for future growth.”

In addition to JAB, BDT Capital, a Chicago-based merchant bank that provides long-term private capital and advice to closely held companies, is participating in this transaction as an advisor and minority investor.

The transaction, which is structured as a one-step merger with Peet’s as the surviving corporation, is not subject to a financing condition and is expected to close in approximately three months, subject to customary closing conditions, including receipt of shareholder and regulatory approvals. The transaction requires the affirmative vote of holders of a majority of the company’s outstanding shares, which will be sought at a special meeting of shareholders.

Citigroup is serving as exclusive financial advisor to Peet’s in connection with this transaction and has delivered a fairness opinion to the Board of Directors of Peet’s. Cooley LLP is acting as Peet’s legal advisor. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to JAB in this transaction. Morgan Stanley & Co. LLC and BDT & Company are serving as financial advisors to JAB.

In light of today’s announcement, Peet’s will not be holding a conference call to discuss its second quarter fiscal 2012 results.

About Peet’s

Peet’s Coffee & Tea, Inc. (NASDAQ: PEET) is the premier specialty coffee and tea company in the United States. The company was founded in 1966 in Berkeley, Calif. by Alfred Peet. Peet was an early tea authority who later became widely recognized as the grandfather of specialty coffee in the U.S. Today, Peet’s Coffee & Tea offers superior quality coffees and teas in multiple forms, by sourcing the best quality coffee beans and tea leaves in the world, adhering to strict high-quality and taste standards, and controlling product quality through its unique direct store delivery selling and merchandising system. Peet’s is committed to strategically growing its business through many channels while maintaining the extraordinary quality of its coffees and teas. For more information about Peet’s Coffee & Tea, Inc., visit www.peets.com.

About Joh. A. Benckiser

Joh. A. Benckiser is a privately held group focused on long term investments in premium brands in the broader consumer goods category. The group’s portfolio includes a majority stake in Coty Inc., a global leader in beauty, a minority stake in Reckitt Benckiser Group PLC, a global leader in health, hygiene and home products and a minority investment in D.E Master Blenders 1753. The group also owns Labelux, a luxury goods company with brands such as Jimmy Choo, Bally and Belstaff. The assets of the group are overseen by three senior partners: Peter Harf, Bart Becht and Olivier Goudet.

About BDT Capital Partners

BDT Capital Partners provides family-owned and entrepreneurially led companies with long-term capital, solutions-based advice and access to an extensive network of world-class family businesses. Based in Chicago, BDT Capital Partners is a merchant bank structured to provide advice and capital that address the unique needs of closely held businesses. The firm has a $3 billion investment fund as well as an investor base with the ability to co-invest significant additional capital. Through its advisory business, BDT & Company works with family businesses to pursue their long-term strategic and financial objectives.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time Peet’s makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties, and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this press release include, among others: uncertainties as to the timing of the acquisition; the possibility that competing offers will be made; the possibility that various closing conditions for the acquisition may not be satisfied or waived, including that a governmental entity may prohibit or refuse to grant approval for the consummation of the acquisition; general economic and business conditions; and other factors. Additional risks are described in the Company’s Annual Report on Form 10-K for the year ended January 1, 2012 and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in this press release, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It

In connection with the proposed merger, Peet’s Coffee & Tea, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Peet’s, 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations or by calling (510) 594-2100.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Peet’s Media Contacts:

Sard Verbinnen & Co

Paul Kranhold/John Christiansen

pkranhold@sardverb.com/jchristiansen@sardverb.com

(415) 618-8750

Peet’s Investor Contact:

Seanna Allen

investorrelations@peets.com

(510) 594-2196

JAB Media Contacts:

Abernathy MacGregor Group

Chuck Burgess/Tom Johnson

clb@abmac.com/tbj@abmac.com

(212) 371-5999

BDT Capital Partners Media Contact:

Jennifer Dunne

jdunne@bdtcap.com

(312) 660-7314

#             #             #

(ii)

Employee FAQs

What’s happening?

Peet’s has entered into an agreement to be acquired by Joh A. Benckiser (JAB), privately held group, for $73.50 per share, or approximately $1 billion total.

Who is JAB?

JAB is a privately held group directed by three key principals and little more than a handful of supporting professionals who reside in the US and Europe. JAB owns and invests in, premium quality consumer brands taking a very long term view. JAB does not operate businesses they own or invest in. Instead each business is operated independently by their respective management teams. JAB’s portfolio includes a majority stake in Coty Inc., a global leader in beauty, and a minority stake in Reckitt Benckiser Group PLC, a global leader in health, hygiene and home products. They also own Labelux, a luxury goods company with brands such as Jimmy Choo, Bally and Belstaff.

Why are we selling the company now?

The company was not for sale. JAB made an unsolicited offer to buy the company that the board of directors determined was in the best interests of shareholders to accept.

What does it mean for Peet’s as a Company?

Once the transaction closes, instead of being a public company, we will be a private company owned by JAB. We will continue to take a long term view and invest in future growth initiatives. Peet’s management team will continue to lead Peet’s. JAB owns and invests in high-growth consumer brands with a long-term view. They do not operate the companies they own, so Peet’s, like JAB’s other companies, will operate independently.

When will the transaction be complete? Is there anything that could stop it?

We expect the transaction to take approximately three months to close. As with any company acquisition, the merger can only happen if Peet’s shareholders approve it and other conditions are met. We don’t anticipate any issues with these requirements.

Will Peet’s offices and roasting plant remain in Emeryville/Alameda?

Yes.

Do I still work for Peet’s, or do I work for JAB?

Peet’s employees continue to work for Peet’s. Once the transaction is finalized, Peet’s will simply have new owners.

Will there be layoffs?

No. The talent, expertise and passion for the brand our people demonstrate are among the many reasons JAB is interested in acquiring Peet’s. In addition, since JAB does not operate the companies it owns, day-to-day people decisions will continue to be made by those with supervisory responsibility just as they always have been.

What does this mean for my salary and benefits?

Your salary, bonus opportunity and healthcare benefits will not change as a result of this transaction.

What happens to my stock, stock options and RSU’s?

JAB is purchasing Peet’s at a price of $73.50 per share. Upon completion of the transaction, all outstanding unvested stock options and RSU’s will become fully vested. Employees will then receive cash for their outstanding and unexercised options equal to the $73.50 purchase price less the strike price of the options. They will also receive $73.50 for each outstanding RSU. Of course, Peet’s will have to make the necessary tax withholdings.

What does this mean for my ESPP?

If the transaction closes before September 28, 2012, your contributions will be used to purchase stock immediately before the closing at the lower of either (1) $49.43 (85% of the $58.15 closing price on July 2), or (2) 85% of the fair market value of our stock immediately prior to the closing.

If the transaction closes after the purchase date for the current ESPP offering (which is September 28, 2012), your contributions will be used to purchase stock at the lower of either (1) $49.43, or (2) 85% of the fair market value of our stock on September 28.

The current ESPP offering will be the last one under the plan.

What should I do if I get questions from the media, investors or vendors?

It’s likely that this situation will generate lots of interest from the media and others. The SEC (Securities and Exchange Commission) has very specific communication standards related to a transaction like this, and it is critically important that the company follow these guidelines. As a result, if you receive any calls or requests for information from media, investors, or partners, please immediately refer them to our public relations agency, Double Forte at peets@double-forte.com or 415-500-0640.

What should I tell customers?

Tell them “same Peet’s, new owners,” and then tell them how much you value their business! Our customers will not be impacted by this ownership change at all.

Where can I get more information?

On Peet’s Portal you’ll find the Press Release regarding the announcement, Pat’s letter to all employees and FAQs. We will keep the Portal updated so that you are informed as the process moves forward.

Additional Information and Where to Find It

In connection with the proposed merger, Peet’s Coffee and Tea, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations or by calling (510) 594-2100.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(iii)

Talking Points

For Town Hall Meetings, department meetings and field conference calls

Peet’s has entered into an agreement to be acquired by Joh. A. Benckiser (JAB), a privately held group

—	We are very pleased to announce that Peet’s has entered into a definitive agreement to be acquired by Joh. A. Benckiser (JAB), a privately held group, for $73.50 per share in cash

—	We expect that the transaction will close in approximately three months pending shareholder and regulatory approvals

—	At the close of the transaction Peet’s will no longer be a public company

Background about JAB, and why they are interested in Peet’s

—	JAB is a privately held group directed by three key principals and little more than a handful of supporting professionals

—	JAB owns and invests in premium quality consumer brands taking a very long term view

—	JAB does not operate businesses they own or invest in. Each business is operated independently by its respective management team

—

JAB’s portfolio includes Coty Inc., a global leader in beauty and fragrances, Reckitt Benckiser, a global leader in health, hygiene and home products, and Labelux, a luxury goods company with brands such as Jimmy Choo, Bally and Belstaff

—	The JAB team has been particularly impressed with:

1.	our passion for coffee and tea

2.	the company’s unyielding commitment over many years to its vision, mission, values and founding product tenets

3.	the extraordinary efforts of all of you over the last decade to build the systems and infrastructure to expand and grow Peet’s without compromise and

4.	the resulting strength and premium quality position of the Peet’s brand in the marketplace

What this means for Peet’s

—	This is exciting news for Peet’s and an indication of the value of the company we’ve built together over the years

—	Partnering with JAB will enable us to grow, building upon the foundation we’ve put in place, supported by our values

—	Once the transaction closes, instead of being a public company, we will be a private company, owned by JAB

What this means for employees

—	We will continue to operate the business as we do today, with Peet’s leadership team managing the company

—	You continue to be a Peet’s employee, and your salary, bonus and healthcare benefits do not change as a result of this transaction

—	Our DSD strategy will not change as a result of the change in ownership

—	This is an exciting time for Peet’s with growth opportunities ahead for the company and our people

—

JAB is purchasing Peet’s at a price of $73.50 per share. Upon completion of the transaction, all outstanding unvested stock options and RSU’s will become fully vested. Employees will then receive cash for their outstanding and unexercised options equal to the $73.50 purchase price less the strike price of the options. They will also receive $73.50 for each outstanding RSU. Of course, Peet’s will have to make the necessary tax withholdings.

What this means for our customers

—	Nothing will change for our customers as a result of the change in company ownership (same Peet’s, different owners).

—	As always, we are committed to being a values-based, socially responsible company

—	We remain dedicated to our founding principles, mission and values

—	We’ll continue to have an unyielding commitment to the highest quality coffees and teas

—	Our customers can expect the same excellent service in all our channels that we provide today

What happens next

—	We expect that the transaction will close in approximately three months, pending shareholder and regulatory approvals

—	In the meantime, we are still a public company and will continue with business as usual

—

While news like this can certainly be distracting, it’s important for us to continue to focus on delivering against our mission and providing superior coffee and tea, superior knowledge and superior service to every customer every day

—	We will communicate with the team as the process moves forward, and you’ll be able to find information on Peet’s portal

—

It’s likely that this situation will generate attention from the media. If you or members of your team receive calls or inquiries from the media, please refer them to our PR Agency, Double Forte at 415-500-0640

Additional Information and Where to Find It

In connection with the proposed merger, Peet’s Coffee and Tea, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY

STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations or by calling (510) 594-2100.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(iv)

Customer FAQ

For call center and retail teams

Is Peet’s being sold?

Peet’s has entered into an agreement to be acquired by Joh. A. Benckiser (JAB), a privately held group that owns and invests in premium brands.

Why are you selling the Company?

The company was not for sale. JAB made an unsolicited offer to buy the company that the board of directors determined was in the best interests of shareholders to accept.

What will happen to Peet’s now? What will change?

As a customer, your experience will not change as a result of the change in company ownership. Same Peet’s, different owners. We remain dedicated to our founding principles, mission and values. We’ll continue to bring you the highest quality coffees, roasted daily by hand, and shipped fresh.

Will you be sending any jobs overseas? I buy local, and support local, independent companies.

JAB does not operate the companies it owns, so Peet’s, like JAB’s other companies, will operate independently. Our home office will continue to be here in Emeryville, and all of our coffees will still be roasted by hand in our Alameda, CA roasting facility. Our store teams, as always, are empowered to be active in their local communities.

Will Peet’s still have the same commitment to social responsibility?

Yes. JAB supports what Peet’s does to ethically source high quality coffees and teas, build lasting relationships with growers and provide support to coffee and tea growing communities. We continue to invest in environmental initiatives at our roasting plant and in our stores, and our commitment to socially responsible practices throughout our business remains a priority for Peet’s.

I am not only a Peet’s customer, I’m a shareholder too. What does this mean for me?

You can find specific shareholder information on the Investor Pages of peets.com.

Additional Information and Where to Find It

In connection with the proposed merger, Peet’s Coffee and Tea, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT

INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations or by calling (510) 594-2100.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(v)

Customer/We Proudly Brew/Licensee Talking Points

—	We value our relationship with you and wanted to share some exciting news about the company directly with you

—

As you may have seen in our press release this morning, Peet’s has announced a definitive agreement to be acquired by Joh. A. Benckiser (JAB), a privately held group that focuses on long term investments in premium brands in the broader consumer goods category

—	JAB does not operate the businesses they own or invest in. Each business is operated independently by its respective management team

—	We want you to know that today’s announcement in no way changes your existing relationship with Peet’s

—	We will continue to focus on the day-to-day operations of the business and maintain the level of quality and service you’ve come to expect

Additional Information and Where to Find It

In connection with the proposed merger, Peet’s Coffee and Tea, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations or by calling (510) 594-2100.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.